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                            [WABASH NATIONAL LOGO]



                                                                  EXHIBIT  23.01




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-49256, File No. 33-65318 and File No. 333-29309



                                                     /s/ Arthur Andersen LLP
                                                     --------------------------
                                                         ARTHUR ANDERSEN LLP





Indianapolis, Indiana
January 30, 1998








       P.O. BOX 6129 * LAFAYETTE, INDIANA 47903 * Phone: (765) 448-1591